UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

December 7, 2007
Date of Report (Date of earliest event reported)
___________________________________________________________

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 7, 2007, the Registrant amended its Code of Ethics to apply to all employees. Previously the policy had applied to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The revised policy is attached hereto as Exhibit 14.1.

Item 9.01 Financial Statements and Exhibits
Exhibit Number	Description
14.1	Acura Pharmaceuticals Inc. Code of Ethics Revised December 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens Senior Vice President & Chief Financial Officer

Date: December 10, 2007

Exhibit Index

Exhibit Number	Description

14.1	Acura Pharmaceuticals Inc. Code of Ethics Revised December 7, 2007